SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Global Real Estate Securities Fund

The following changes are effective on or about May 27, 2013:

Deutsche Asset Management (Hong Kong) Limited will no longer serve as sub–subadvisor to the fund. All references to Deutsche Asset Management (Hong Kong) Limited are hereby deleted.

The following information replaces the existing corresponding disclosure under ”The sub-subadvisors for DWS RREEF Global Real Estate Securities Fund” sub-section of the ”FUND DETAILS” section of the fund’s prospectus.

Deutsche Alternatives Asset Management (Global) Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, will evaluate stock selections for the European portion of the fund’s assets. Deutsche Investments Australia Limited, Level 16, Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW, 2000, will evaluate stock selections for the Asian and Australian portions of the fund’s assets.

Please Retain This Supplement for Future Reference

May 22, 2013 PROSTKR-261